Exhibit 10(20)

AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT

as of November 22, 2011

wells fargo BANK, NATIONAL ASSOCIATION, as Agent

12 East 49th Street

New York, New York 10017

Ladies and Gentlemen:

Wells Fargo Bank, National Association, successor by merger to Wachovia Bank, National Association, in its capacity as agent (in such capacity, “Agent”) pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the Secured Parties (as defined in the Loan Agreement), the parties to the Loan Agreement as lenders (individually, each a “Lender” and, collectively, “Lenders”), American Biltrite Inc., a Delaware corporation (“ABI”), Ideal Tape Co., Inc., a Delaware corporation (“Ideal Tape”), K&M Associates L.P., a Rhode Island limited partnership (“K&M”; together with ABI and Ideal Tape, the “US Borrowers”), American Biltrite (Canada) Ltd., a Canadian corporation (“Canadian Borrower”; together with US Borrowers, the “Borrowers”), 425 Dexter Associates, L.P., a Rhode Island limited partnership (“Dexter”), Ocean State Jewelry, Inc., a Rhode Island corporation (“Ocean State”), and Majestic Jewelry, Inc., a Delaware corporation (“Majestic”), American Biltrite Far East, Inc., a Delaware corporation (“Far East”; together with Dexter, Ocean State and Majestic, the “US Guarantors”), have entered into certain financing arrangements pursuant to which Agent and Lenders may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Loan and Security Agreement, dated as of June 30, 2009, by and among Agent, Lenders, Borrowers and Guarantors (as defined in the Loan Agreement), as amended by Amendment No. 1 to Loan and Security Agreement, dated as of July 15, 2009, Amendment No. 2 to Loan and Security Agreement, dated as of March 15, 2010, Amendment No. 3 to Loan and Security Agreement, dated as of May 27, 2011, and this Amendment No. 4 to Loan and Security Agreement (“Amendment No. 4”) (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this letter agreement (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

Borrowers have requested that Agent and Lenders agree to amend the Loan Agreement as set forth herein, and Agent and Lenders have agreed to accommodate Borrowers’ request. The parties hereto wish to enter into this Amendment No. 4 to evidence and effectuate such amendments and certain other agreements relating thereto, in each case subject to the terms and conditions and to the extent set forth herein.

In consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.                  Interpretation. All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

2.                  Amendments to Loan Agreement.

(a)                Additional Definition. As used herein, the following term shall have the meaning given to it below, and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following definition:

“Amendment No. 4” shall mean Amendment No. 4 to Loan and Security Agreement, dated as of November 22, 2011, by and among Borrowers, Guarantors, Agent and the Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(b)               Indebtedness Pursuant to Performance, Bid or Surety Bond. Section 9.9(f) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(f) contingent Indebtedness of any Borrower or Guarantor arising pursuant to a performance, bid or surety bond in the ordinary course of business; provided, that: (i) such Indebtedness shall be on terms and conditions acceptable to Agent and shall be subject and subordinate in right of payment to the right of Agent and Lenders to receive the prior indefeasible payment and satisfaction in full payment of all of the Obligations pursuant to the terms of an intercreditor agreement between Agent and such third party, in form and substance satisfactory to Agent, (ii) Agent shall have received not less than ten (10) days prior written notice of the intention of such Borrower or Guarantor to incur such Indebtedness, which notice shall set forth in reasonable detail satisfactory to Agent the amount of such Indebtedness, the person or persons to whom such Indebtedness will be owed, the interest rate, the schedule of repayments and maturity date with respect thereto and such other information as Agent may request with respect thereto, (iii) Agent shall have received true, correct and complete copies of all agreements, documents and instruments evidencing or otherwise related to such Indebtedness, (iv) in no event shall the aggregate principal amount of such Indebtedness exceed $200,000 at any time outstanding, (v) as of the date of incurring such Indebtedness and after giving effect thereto, no Default or Event of Default shall exist or have occurred, (vi) such Borrower and Guarantor shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such Indebtedness, or any agreement, document or instrument related thereto; except, that, such Borrower or Guarantor may, after prior written notice to Agent, amend, modify, alter or change the terms thereof so as to extend the

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maturity thereof, or defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such Indebtedness (other than pursuant to payments thereof), or to reduce the interest rate or any fees in connection therewith, or (B) redeem, retire, defease, purchase or otherwise acquire such Indebtedness (except pursuant to regularly scheduled payments permitted herein), or set aside or otherwise deposit or invest any sums for such purpose, and (vii) Borrowers and Guarantors shall furnish to Agent all notices or demands in connection with such Indebtedness either received by any Borrower or Guarantor or on its behalf promptly after the receipt thereof, or sent by any Borrower or Guarantor or on its behalf concurrently with the sending thereof, as the case may be;”

3.                  Conditions Precedent. This Amendment No. 4 shall not be effective until each of the following conditions precedent is satisfied in a manner reasonably satisfactory to Agent:

(a)                the receipt by Agent of this Amendment No. 4, duly authorized and executed by Borrowers and Guarantors; and

(b)               immediately prior, and immediately after giving affect to the amendments and agreements set forth herein, there shall exist no Event of Default or event or condition which, with the giving of notice, passage of time, or both, would constitute an Event of Default.

4.                  Effect of this Amendment No. 4. This Amendment No. 4 constitutes the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except as expressly amended and waived pursuant hereto, no other changes or modifications or waivers to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment, the provisions of this Amendment shall control.

5.                  Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment No. 4.

6.                  Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

7.                  Binding Effect. This Amendment No. 4 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

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8.                  Counterparts. This Amendment No. 4 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No. 4, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No. 4 by telecopier or other electronic method of transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 4. Any party delivering an executed counterpart of this Amendment No. 4 by telecopier or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment No. 4, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No. 4 as to such party or any other party.

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IN WITNESS hereof, the parties have executed and delivered this Amendment No. 4 as of the day and year first above written.

U.S. BORROWERS		CANADIAN BORROWER

AMERICAN BILTRITE INC.		AMERICAN BILTRITE (CANADA) LTD.

By:	/s/ Howard N. Feist III	By:	/s/ Richard G. Marcus
Name:	Howard N. Feist	Name:	Richard G. Marcus
Title:	Vice President	Title:	President

IDEAL TAPE CO., INC.

By:	/s/ Howard N. Feist III
Name:	Howard N. Feist
Title:	Vice President

K&M ASSOCIATES L.P.

By:	/s/ Howard N. Feist III
Name:	Howard N. Feist
Title:	Vice President

By:	AIMPAR, Inc., its General Partner

[Signature Page to Amendment No. 4 to LSA]

U.S. GUARANTORS

425 Dexter Associates, L.P.

By: AIMPAR, Inc., its General Partner

By: /s/ Howard N. Feist III
Name: Howard N. Feist
Title: Vice President

OCEAN STATE JEWELRY, INC.

By: /s/ Howard N. Feist III
Name: Howard N. Feist
Title: Vice President

American biltrite far east, INC.

By: /s/ Howard N. Feist III
Name: Howard N. Feist
Title: Vice President

MAJESTIC JEWELRY, INC.

By: /s/ Howard N. Feist III
Name: Howard N. Feist
Title: Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

[Signature Page to Amendment No. 4 to LSA]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

ACCEPTED AND AGREED:

aGENT:

Wells Fargo Bank, National Association, successor by merger to Wachovia Bank,
National Association

By: /s/Steven Walfisch
Name: Steven Walfisch
Title: AVP

ISSUING BANK:

Wells Fargo Bank, National Association, successor by merger to Wachovia Bank,
National Association

By: /s/Steven Walfisch
Name: Steven Walfisch
Title: AVP

lENDERS:

Wells Fargo Bank, National Association, successor by merger to Wachovia Bank,
National Association

By: /s/Steven Walfisch
Name: Steven Walfisch
Title: AVP

Wells Fargo Capital Finance Corporation Canada, successor in interest to
Wachovia Capital Finance Corporation (Canada)

By: /s/Dominic Cosentino
Name: Dominic Cosentino

Title: Vice President

[Signature Page to Amendment No. 4 to LSA]